Exhibit 10.1

JOINT VENTURE CONTRACT

THIS  JOINT  VENTURE  AGREEMENT  (the  "Agreement”),  made  and  entered  into  as  of  this  31 st   day  of  August

2015,  by  Avra  Inc.,  of  115,  Pelham  Commons  Boulevard,  Greenville,  South  Carolina,  29615  and  Mango  Pay  SRL, of  Plaza  Orleans,  3 rd  Floor,  Av.  Winston  Churchill,  Santo  Domingo,  Distrito  Nacional,  Dominican  Republic.

ARTICLE  I  - GENERAL  PROVISIONS

1.01  Business  Purpose.  The  business  of  the  Joint  Venture  shall  be  as  follows:

The  business  of  the  joint  venture  shall  be  to  develop  and  put  into  operation  in  the  Mango  Pay kiosks  globally,  the  ability  to  purchase  bitcoin  with  local  currency,  and/or  sell  bitcoin  in  order  to withdraw  local  currency  from  the  kiosk.

1.02  Term  of  the  Agreement.  This  Joint  Venture  shall  commence  on  the  date first  above  written  and  shall continue  in  existence  until  terminated,  liquidated,  or  dissolved  by  law  or  as  hereinafter  provided.

ARTICLE  II  -  GENERAL  DEFINITIONS

The  following  comprise  the  general  definitions  of  terms  utilized  in  this  Agreement:

2.01  Affiliate.  An  Affiliate  of  an  entity  is  a person  that,  directly  or  indirectly  through  one  or  more intermediaries,  controls,  is  controlled  by  or  is  under  common  control  of  such  entity.

2.02  Capital  Contribution(s).  The  capital  contribution  to  the  Joint  Venture  actually  made  by  the  parties, including  property,  cash  and  any  additional  capital  contributions  made.

2.03  Profits  and  Losses.  Any  income  or  loss  of  the  Partnership  for  federal  income  tax  purposes  determined by  the  Partnership's  fiscal  year,  including,  without  limitation,  each  item  of  Partnership  income,  gain,  loss  or deduction.

ARTICLE  III  - OBLIGATIONS  OF  THE  JOINT  VENTURERS

Avra  Inc.  is  responsible  for  all  operational  decisions  of  the  Joint  Venture,  Mango  Pay  will  be  responsible for  the  day-to-day  caretaking  of  the  machines  and  all  the  operational  requirements  including  integrations and programming  requirements.

Specifically:

3.01        Mango  Pay  SRL  will  be  responsible  for  the  development  and  integration  of  the  customer  facing system  into  the  kiosks  and  will  work  with  Avra  Inc.  and  it’s  partners  in  said  development  and  integration.

3.02        Avra  Inc. will  provide  all  requested  documentation  and  assistance  in  a timely  manner  to  Mango

Pay  SRL  with  regards  to  the  Avra  API,  workflows,  and  any  other  project  relevant  documentation  required.

3.03        Mango  Pay  SRL  will  provide  regular  detailed  updates  on  the  progress  of  development  and  update any  changes  to  expected  release  dates.

3.04        Both  parties  will  look  to  release  the  platform  at  the  earliest  opportunity.

3.05        Once  live  Mango  Pay  SRL  will  be  responsible  for  remitting  monies  at  their  earliest  convenience  to Avra  Inc.  to  cover  transactions  enacted  in  their  machines.  Avra  Inc.  reserves the  right  to  suspend  service  in the  event  of  non-payment.

3.06        Avra  Inc.  will  be  responsible  for  ensuring  that  the  API  is  available  and  ready  to  distribute  at  all times.

ARTICLE  IV  - ALLOCATIONS

4.01  Profits  and  Losses.  Commencing  on  the  date  hereof  and  ending  on  the  termination  of  the  business  of the  Joint  Venture,  all  profits,  losses  and  other  allocations  to  the  Joint  Venture  shall  be  allocated  as  follows at the  conclusion  of  each month  or  sooner:

Avra  Inc.                     50%  of  transaction  revenue  during  the  previous  month.

Mango  Pay  SRL       50%  of  transaction  revenue  during  the  previous  month.

The  revenue  will  be  generated  from  a  transaction  fee  that  will  be  paid  for  by  the  client.  The  fee  may  be amended  on  agreement  of  both  parties.

4.02  The  client  fee  at  the  outset  of  this  agreement  will  be  5%  of  the  client  transaction.

4.03  Payment.  Revenue  generated  and  received  by  Mango  Pay  SRL  from  Saturday  00:00  until  Friday  at

23:59  due  to  Avra  Inc.  will  be  paid  by  bank  transfer  or  deposit  to  the  named  account  on  the  following Monday  provided  that  the  total  amount  due  is  in  excess  of  RD$5,000.  Should  the  amount  due  to  Avra exceed  $50,000  during  the  course  of  the  week,  the  full  amount  is  due  immediately  to  avoid  interruption  of service.

4.04  Avra  Inc.  reserves  the  right to suspend  service  immediately  in  the  event  of  non-payment.

ARTICLE  V  - RIGHTS  AND  DUTIES  OF  THE  JOINT  VENTURERS

5.01  Business  of  the  Joint  Venture.  Avra  Inc.  shall  have  full, exclusive  and  complete  authority  and discretion  in  the  management  and  control  of  the  business  of  the  Joint  Venture  for  the  purposes  herein  stated and  shall  make  all  decisions  affecting  the  business  of  the  Joint  Venture.  At  such,  any  action  taken  shall constitute  the  act  of,  and  serve  to  bind,  the  Joint  Venture.  Mango  Pay  SRL  shall  manage  and  control  the affairs  of  the  Joint  Venture  to  the  best  of  its  ability  and  shall  use  its  best  efforts  to  carry  out  the  business  of the  Joint  Venture.

5.02  Mango  Pay  SRL  agrees  that  it  will  exclusively  use  the  services  of  Avra  Inc. for  provision  of  bitcoin through  their  network  of  kiosks  for  a period  of  1 year,  provided  that:

•        Avra  Inc. continues  to  provide  an  API  to  Mango  Pay  SRL

•        Avra  Inc.  provides  appropriate  technical  support to Mango  Pay  SRL

•        Mango  Pay  SRL  receives  all  it’s  due  commissions  in  due  course

5.03  Mango  Pay  SRL  also  agrees  that  it  will  not  compete  with  the  activities  of  the  joint  venture  during  the term  of  the  agreement.

ARTICLE  VI  - AGREEMENTS  WITH  THIRD  PARTIES  AND  WITH  AFFILIATES  OF  THE  JOINT VENTURERS

6.01  Validity  of  Transactions.  Affiliates  of  the  parties  to  this  Agreement  may  be  engaged  to  perform services  for  the  Joint  Venture.  The  validity  of  any  transaction,  agreement  or  payment  involving  the  Joint Venture  and  any  Affiliates  of  the  parties  to  this  Agreement  otherwise  permitted  by  the  terms  of this

Agreement  shall  not  be  affected  by  reason  of  the  relationship  between  them  and  such  Affiliates  or  the approval  of  said  transactions,  agreement  or  payment.

6.02  Other  Business  of  the  Parties  to  this  Agreement.  The  parties  to  this  Agreement  and  their  respective

Affiliates  may  have  interests  in  businesses  other  than  the  Joint  Venture  business.  The  Joint  Venture  shall not  have  the  right  to  the  income  or  proceeds  derived  from  such  other  business  interests  and,  even  if  they  are competitive  with  the  Partnership  business,  such  business  interests  shall  not  be  deemed  wrongful  or improper.

ARTICLE  VII  - PAYMENT  OF  EXPENSES

All  expenses  of  the  Joint  Venture  shall  be  paid  by  Avra  Inc.  however  must  be  approved  and  agreed  by  Avra

Inc.  before  incurred.

ARTICLE  VIII  - INDEMNIFICATION  OF  THE  JOINT  VENTURERS

The  parties  to  this  Agreement  shall  have  no  liability  to  the  other  for  any  loss  suffered  which  arises  out  of any  action  or  inaction  if,  in  good  faith,  it  is  determined  that  such  course  of  conduct  was  in  the  best  interests of  the  Joint  Venture  and  such  course  of  conduct  did  not  constitute  negligence  or  misconduct.  The  parties  to this  Agreement  shall  each  be  indemnified  by  the  other  against  losses,  judgments,  liabilities,  expenses  and amounts  paid  in  settlement  of  any  claims  sustained  by  it  in  connection  with  the  Joint  Venture.

ARTICLE  IX  –  DISSOLUTION

9.01  Events  of  the  Joint  Venturers.  The  Joint  Venture  shall  be  dissolved  upon  the  happening  of  any  of  the following  events:

(a)  The  adjudication  of  bankruptcy,  filing  of  a petition  pursuant  to  a Chapter  of  the  Federal

Bankruptcy  Act, withdrawal,  removal  or  insolvency  of  either  of  the  parties.

(b)  The  sale  or  other  disposition,  not  including  an  exchange  of  all,  or  substantially  all,  of  the  Joint

Venture  assets.

(c)  Mutual  agreement  of  the  parties.

ARTICLE  X - MISCELLANEOUS  PROVISIONS

10.01  Books  and  Records.  The  Joint  Venture  shall  keep  adequate  books  and  records  at  its  place  of  business, setting  forth  a true  and  accurate  account  of  all  business  transactions  arising  out  of  and  in  connection  with the  conduct  of  the  Joint  Venture.

10.02  Validity.  In  the  event  that  any  provision  of  this  Agreement  shall  be  held  to  be  invalid,  the  same  shall not  affect  in  any  respect  whatsoever  the  validity  of  the  remainder  of  this  Agreement.

10.03  Integrated  Agreement.  This  Agreement  constitutes  the  entire  understanding  and  agreement  among the  parties  hereto  with  respect  to  the  subject  matter  hereof,  and  there  are  no  agreements,  understandings, restrictions  or  warranties  among  the  parties  other  than  those  set  forth  herein  provided  for.

10.04  Headings.  The  headings,  titles  and  subtitles  used  in  this  Agreement  are  for  ease  of  reference  only  and shall  not  control  or  affect  the  meaning  or  construction  of  any  provision  hereof.

10.05  Notices.  Except  as may  be  otherwise  specifically  provided  in  this  Agreement,  all  notices  required  or permitted  hereunder  shall  be  in  writing  and  shall  be  deemed  to  be  delivered  when  deposited  in  the  United States mail,  postage  prepaid,  certified  or  registered  mail,  return  receipt  requested,  addressed  to  the  parties  at their  respective  addresses  set  forth  in  this  Agreement  or  at  such  other  addresses  as may  be  subsequently specified  by  written  notice.

10.06  Applicable  Law  and  Venue.  This  Agreement  shall  be  construed  and  enforced  under  the  laws  of  the

State of  Nevada.

10.07  Other  Instruments.  The parties  hereto  covenant  and  agree  that  they  will  execute  each  such  other  and further  instruments  and  documents  as  are  or  may  become  reasonably  necessary  or  convenient  to  effectuate and  carry  out  the  purposes  of  this  Agreement.

IN  WITNESS  WHEREOF,  the  parties  hereto  have  executed  this  Agreement  as  of  the  day  and  year  first above  written.  Signed,  sealed  and  delivered  in  the  presence  of:

                /s/ Stephen  Shepherd                                                           /s/ Vasiliy  Smetanin

Stephen  Shepherd                                                               Vasiliy  Smetanin

CEO,  Avra  Inc.                                                                    CEO,  Mango  Pay  SRL